SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2011
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation

(a)         Basis of presentation

The consolidated financial statements are prepared and presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of Trina, its subsidiaries and VIEs. The Company has eliminated all inter-company transactions and balances during consolidation

Use of estimates

(b)         Use of estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance for doubtful accounts and advances to suppliers, inventory valuation, the economic useful lives of long-lived assets, asset impairments, fair value of foreign currency derivatives, purchase commitment loss, provision for uncertain tax positions and tax valuation allowances, accrued warranty expenses, certain assumption used in the computation of share-based compensation and related forfeiture rates.

Cash and cash equivalents

(c)          Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased.

Restricted cash

(d)         Restricted cash

Restricted cash is comprised of bank deposits held as collateral for letters of credit, commercial paper, bank drafts and bank borrowings as well as amounts held by counterparties under forward contracts. These deposits carry fixed interest rates and will be released when the bank borrowings are repaid or the related letters of credit are settled by the Company. The Company considers the restricted cash balances as equivalent to an investment whose return of principal requires the satisfaction of conditions (i.e., repayment of bank borrowings or settlement of letters of credit) rather than a withdrawal demand. Therefore, deposits and withdrawals of principal balances in restricted cash accounts represent the creation or return of investment and, accordingly, the Company has presented such deposits and withdrawals as investing activities in the consolidated statements of cash flows.

Fair value of financial instruments

e)          Fair value of financial instruments

The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

• Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

• Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

• Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Company’s own assumptions about the assumptions that market participants would use to price an asset or liability.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Investment in securities

(f)           Investment in securities

Investment in securities represents marketable securities acquired principally for the purpose of sale in the near term and, as a result, is classified as a trading security. The investment is reported at fair value, with gains or losses resulting from changes in fair value recognized in earnings.

Investment in equity affiliates

(g)         Investment in equity affiliates

Affiliated companies are entities over which the Company has significant influence, but which it does not control. The Company generally considers an ownership interest of 20% or higher to represent significant influence. Investments in equity affiliates are accounted for by the equity method of accounting. Under this method, the Company’s share of the profits or losses of affiliated companies is recognized in other income and its shares of movements in other comprehensive income are recognized in other comprehensive income. Unrealized gains on transactions between the Company and its affiliated companies are eliminated to the extent of the Company’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliated company. An impairment loss is recorded when there has been a loss in value of the investment that is other-than-temporary. As of December 31, 2009, 2010 and 2011, the Company has equity investment in affiliates with a carrying amount of $nil, $155,888 and $4,066,873, respectively. No impairments were recorded for the years ended December 31, 2009, 2010 and 2011.

Receivables and Allowance for Doubtful Accounts

(h)         Receivables and Allowance for Doubtful Accounts.

The Company maintains allowances for doubtful accounts for uncollectible accounts receivable. Estimated anticipated losses from doubtful accounts are based on aging, historical collection history, and other factors.

Inventories

(i)            Inventories

The Company reports inventories at the lower of cost or market. The Company determines cost on a weighted-average basis. These costs include direct material, direct labor, tolling manufacturing costs, and fixed and variable indirect manufacturing costs, including depreciation and amortization.

The Company regularly reviews the cost of inventory against its estimated fair market value and records a lower of cost or market write-down if any inventories have a cost in excess of estimated market value. In addition, the Company regularly evaluates the quantity and value of its inventory in light of current market conditions and market trends and record write-downs for any quantities in excess of demand and for any product obsolescence. This evaluation considers historic usage, expected demand, market price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, product merchantability and other factors. The Company also writes off silicon materials that may not meet its required specifications for inclusion in its manufacturing process. These materials are periodically sold for scrap.

The Company has outsourced portions of its manufacturing process, including cutting ingots into wafers, and converting wafers into solar cells, to various third-party manufacturers. These outsourcing arrangements may or may not include transfer of title of the raw material inventory (silicon, ingots, wafers or cells) to the third-party manufacturers. For those outsourcing arrangements in which title does not transfer, the Company maintains the inventory in the consolidated balance sheet as raw materials inventory while it is in physical possession of the third-party manufacturers. Upon receipt of the processed inventory from the third-party manufacturers, it is reclassified to work-in-progress inventory with the processing fee capitalized as cost of inventory. For those outsourcing arrangements in which title (including risk of loss) does transfer to the third-party manufacturer, the Company is contractually obligated to repurchase the processed inventory. To accomplish this, it enters into raw material sales agreements and processed inventory purchase agreements simultaneously with the third-party manufacturer. In such instances, where they are, in substance tolling arrangements, the Company retains the inventory in the consolidated balance sheets while it is in the physical possession of the third-party manufacturer. The cash received from the third-party manufacturer is recorded as a current liability on the consolidated balance sheet rather than revenue or deferred revenue. Upon receipt of the processed inventory, it is reclassified from raw materials to work-in-progress inventory and the processing fee paid to the third-party manufacturer is added to inventory cost.

Project assets

(j)            Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power project. These costs include modules, installation and other development costs, such as legal, consulting and permitting. While the project assets are not constructed for a specific customer, the Company intends to sell the project assets upon their completion. The Company recognized revenue of $27,430,163 derived from sales of project assets to third parties for the year ended December 31, 2011, with a cost of $26,714,686.

                Project assets consisted of the following at December 31, 2009, 2010 and 2011:

	December 31,	December 31,	December 31
	2009	2010	2011
	$	$	$
Project assets — Module cost	1,669,040	13,350,157	3,337,837
Project assets — Development	—	19,609,382	5,140,345
Project assets — Others	269,479	2,019,491	3,284,487
Total project assets	1,938,519	34,979,030	11,762,669

Current portion	1,938,519	34,979,030	8,860,635

Noncurrent portion	—	—	2,902,034

Total current liabilities	—	12,684,581	—
Total liabilities	—	12,684,581	—

Total current liabilities as of December 31, 2010 represented amounts payable to the engineering, procurement and construction service provider for services provided.

The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In determining whether or not the project assets are recoverable, the Company considers a number of factors, including changes in environmental, ecological, permitting, or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease.

Property, plant and equipment, net

(k)         Property, plant and equipment, net

The Company reports its property, plant and equipment at cost, less accumulated depreciation. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Company expenses repair and maintenance costs when they are incurred. A summary of interest costs incurred is as follows:

Prepaid land use right
(l) Prepaid land use right The Company’s prepaid land use rights are reported at cost and are charged to income ratably over 50 years, in accordance with the term of the land use right agreement.

Long-lived assets

(m)     Long-lived assets

The Company evaluates its long-lived tangible assets and definite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. These events include but are not limited to significant current period operation or cash flow losses associated with the use of a long-lived asset or group of assets combined with a history of such losses, significant changes in the manner of use of assets and significant negative industry or economic trends. When these events occur, the Company measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Company would recognize an impairment loss equal to the excess of the carrying amount over the fair value of the assets. No impairments were recorded during the years ended December 31, 2009, 2010 and 2011.

Income taxes

(n)         Income taxes

The Company accounts for income taxes using the asset and liability method whereby the Company calculates the deferred tax asset or liability account balances at the balance sheet date using tax laws and rates expected to apply to taxable income in the periods in which deferred tax assets or liabilities are expected to be realized or settled. The Company establishes valuation allowances, when necessary, to reduce deferred tax assets to the extent it is more likely than not that such deferred tax assets will not be realized. The Company does not provide deferred taxes related to the U.S. GAAP basis in excess of the tax basis in the investment in the Company’s foreign subsidiaries to the extent such amounts relate to permanently reinvested earnings and profits of such foreign subsidiaries.

Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances and (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position.

Revenue recognition

(o)         Revenue recognition

The Company recognizes revenue for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customer, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. Its sales agreements typically contain customary product warranties but normally do not contain post-shipment obligations nor return or credit provisions.

The Company recognizes sales of its solar modules based on the terms of the specific sales. Generally, it recognizes sales when the modules have been delivered to the customers’ designated point of shipment, which may include commercial docks or commercial shipping vessels. The Company normally provides credit terms of up to 90 days to customers with good creditworthiness as determined by the Company’s credit assessment. For limited sales transactions with customers whose creditworthiness is doubtful, the Company requests cash payment before delivery and records such receipts as advances from customers. For customers to whom credit terms are extended, the Company only recognizes revenue when collectability is reasonably assured. The Company assesses collectability based on a number of factors, including past customer transaction history and customer credit analysis.

The Company recognizes revenue related to long-term solar systems integration on the percentage-of-completion method. The Company estimates its revenues by using the cost-to-cost method, whereby it derives a ratio by comparing the costs incurred to date to the total costs expected to be incurred on the project. The Company applies the ratio computed in the cost-to-cost analysis to the contract price to determine the estimated revenues earned in each period. With respect to its short-term solar systems integration, the Company recognizes the sales on a completed-contract method. The completed-contract method recognizes income only when the contract is completed, or substantially so. Accordingly, costs of contracts in process and current billings are accumulated but there are no interim charges or credits to income other than provisions for losses. A contract may be regarded as substantially completed if remaining costs are not significant in amount. When the Company determines that total estimated costs will exceed total revenues under a contract, it records a loss accordingly.

The Company may enter into multiple element arrangements which can include, in addition to solar modules, installation or training, product manuals and materials and limited technical maintenance support. The Company is not contractually obligated to provide returns or refunds in the event these additional elements are not delivered. To date, these additional elements have been deemed to be inconsequential or perfunctory and the Company has recognized revenue upon the delivery of the solar modules, the predominant deliverable in the total contract, provided all other revenue recognition criteria have been met. In addition, the Company accrues the estimated cost of the unperformed obligations.

Revenue recognition for a given solar power project is dependent on the structure of the agreement and the Company’s intention on holding the project asset. For all the existing project assets the Company has, the Company has gained control of land or land use rights. If the Company holds the project asset with the intention of developing it for sale, it accounts for the project following the provisions of real estate accounting. Under the provisions of real estate accounting, the Company recognizes revenue and the corresponding costs once the sale is consummated, the buyer’s initial and any continuing investments are adequate, the resulting receivables are not subject to subordination and the Company has transferred the customary risk and rewards of ownership to the buyer. In general, the sale is consummated upon the execution of an agreement documenting the terms of the sale and a minimum initial payment by the buyer to substantiate the transfer of risk to the buyer. As a result, depending on the value of the initial and continuing payment commitment by the buyer, the Company generally aligns the revenue recognition and release of project assets to cost of sale with the receipt of payment from the buyer. If the Company holds the project developed for use, the project asset is deemed as an operating asset, and the revenue from connection to the grid, as well as any other revenue generated by the solar power project prior to its sale, would be classified as operating revenue for the Company. If the operating asset is eventually sold, the proceeds from the sale of the solar power project would be classified as gain/loss on sale of asset.

Shipping and handling costs

(p)         Shipping and handling costs

Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to solar module sales of $11,950,752, $39,159,748 and $45,498,328 are included in selling expenses for the years ended December 31, 2009, 2010 and 2011, respectively. Shipping and handling costs relating to inventory purchases of $844,385, $810,783 and $469,416 are included as a component of cost of revenues for the years ended December 31, 2009, 2010 and 2011, respectively.

Research and development

(q)         Research and development

Research and development costs are incurred during the period the Company is developing new products or significantly improving existing products or technologies. Its research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs. These costs are expensed as incurred until the products have been developed and tested and are ready for production and sale.

Government grants

(r)          Government grants

The Company periodically qualifies for grants from the PRC government for achieving certain research and development milestones. It records these grants as an offset to its research and development expenses in the periods in which the Company earns them. Grants that it receives prior to when the Company achieves the specified milestone are reported as a liability. The Company recorded $581,298, $699,228 and $411,970 of earned grants as reductions of research and development expenses for the years ended December 31, 2009, 2010 and 2011, respectively. Government grants related to assets are recorded as deferred liabilities and are recognized as an offset to depreciation expense on a straight-line basis over the useful life of the associated asset. The Company received government grants for assets of $7,476,804, $7,454,208 and $2,315,542 during the years ended December 31, 2009, 2010 and 2011, respectively, and recognized $1,160,699, $4,480,108 and $4,833,562 as an offset to depreciation expense for the years ended December 31, 2009, 2010 and 2011, respectively. The Company records unrestricted cash government subsidies in other income in the consolidated statement of operations. Unrestricted cash government subsidies received were $2,329,593, $321,519 and $8,045,834 during the years ended December 31, 2009, 2010 and 2011, respectively.

Product warranties

(s)           Product warranties

Historically the Company has provided a limited warranty to the original purchasers of its solar modules for two or five years, in relation to defects in materials and workmanship, and 25 years in relation to minimum power output. Since June 2011, the Company extended the warranty period in relation to defects in materials and workmanship from five years to ten years. Additionally, the Company has replaced its two-step performance warranty with a linear performance warranty that guarantees module power output will not decrease by more than approximately 0.7% per year after the initial year of service. The Company accrues warranty costs when recognizing revenue and recognizes such costs as a component of selling expense. Warranty costs primarily consist of replacement costs for parts and materials and labor costs for maintenance personnel. Due to its limited solar module manufacturing history, the Company does not have a significant history of warranty claims. Based on its best estimates of both future costs and the probability of incurring warranty claims, the Company accrues for product warranties at 1% of solar module sales. The Company derives its estimates from a number of factors, including (1) an analysis of actual historical costs incurred in connection with its warranty claims, (2) an assessment of competitors’ accrual and claim history and (3) results from academic research, including industry-standard accelerated testing, and other assumptions that the Company believes to be reasonable under the circumstances. The Company’s revision to its warranty policy in June 2011 did not have a material effect on its warranty accrual rate. The Company acknowledges that such estimates are subjective and will continue to analyze its claim history and the performance of its products compared to its competitors and academic research results to determine whether the accrual is adequate. Should the Company begin to experience warranty claims different from its accrual rate, the Company will prospectively revise the warranty accrual rate.

Foreign currency translation and foreign currency risk

(t)            Foreign currency translation and foreign currency risk

The United States dollar (“US dollar”), the currency in which a substantial portion of the Company’s transactions are denominated, is used as the functional and reporting currency of the Company. Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the US dollar during the year are converted into the US dollar at the applicable rates of exchange prevailing at the beginning of the month the transactions occurred. Transaction gains and losses are recognized in the consolidated statements of operations.

The financial records of the Company’s subsidiaries outside of the US are maintained in local currencies other than US dollar, such as RMB and Euro, which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of shareholders’ equity and comprehensive income (loss).

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the PRC government, controls the conversion of RMB to foreign currencies. The value of the RMB is subject to changes of central government policies and international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company’s cash and cash equivalents and restricted cash denominated in RMB amounted to $125,551,705, $309,578,293 and $208,427,732 as of December 31, 2009, 2010 and 2011, respectively.

Concentrations of credit risk

(u)         Concentrations of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of accounts receivable and advances to suppliers. The Company conducts credit evaluations of its customers and requires customers to post letters of credit to secure payment or to make significant down payments. The Company generally has not required collateral or other security interests from its suppliers but it performs ongoing credit evaluations of the suppliers’ financial condition. The Company raises an allowance for doubtful accounts primarily based on the age of the receivables or advances to suppliers, previous loss history and the counterparties’ current ability to fulfill its obligation.

The Company assesses creditworthiness of customers before conducting business with them. This assessment is primarily based on historical collection records, customer onsite visits by senior management and information provided by third parties, such as Dun & Bradstreet and the insurance company that ultimately insures us against customer credit default. Using this information, the Company further evaluates the potential effect of a delay in financing on the customers’ liquidity and financial position, their ability to draw down financing as well as their ability and intention to pay should it not obtain the related financing. Based on this analysis, the Company determines what credit terms, if any, to offer to each customer individually. If the assessment indicates a likelihood of collection risk, the Company will not sell the products or sell on a cash or prepayment basis. Therefore, based on the strict credit assessment, the Company attempts to conduct business with those customers having the ability and intent to pay. The Company has not had significant collections issues for receivables generated from sales of products.

Share-based compensation

(v)         Share-based compensation

The Company’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant-date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period

Derivative financial instruments

(w)       Derivative financial instruments

The Company’s primary objective for holding derivative financial instruments is to manage currency risk. The Company records derivative instruments as assets or liabilities, measured at fair value. The recognition of gains or losses resulting from changes in fair values of those derivative instruments is based on the use of each derivative instrument and whether it qualifies for hedge accounting.

The Company entered into certain forward foreign exchange contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with outstanding accounts receivable. The foreign exchange hedge contracts do not qualify for hedge accounting and, as a result, the changes in fair value of the foreign currency hedge contracts are recognized in the consolidated statements of operations. During the years ended December 31, 2009, 2010 and 2011, the Company recorded change in fair value of forward foreign currency exchange contracts of $(1,590,098), $9,475,794 and $(11,393,346), respectively, which has been recorded in (loss) gain on change in fair value of derivatives in the consolidated statements of operations.

Earnings per share

(x)         Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period. Diluted earnings (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

The following table sets forth the computation of the basic and diluted income (loss) from operations per share for the periods indicated:

	Year ended December 31,
	2009	2010	2011
	$	$	$
Net income (loss) from operations attributable to ordinary shareholders — basic	96,226,437	311,452,980	(37,820,093)
Finance charge related to convertible notes	9,425,195	9,419,771	—

Net income (loss) from operations attributable to ordinary shareholders — diluted	105,651,632	320,872,751	(37,820,093)

Weighted average number of ordinary shares outstanding — basic	2,724,185,761	3,402,701,503	3,521,182,416
Nonvested restricted shares	—	16,977,041	—
Share options	—	6,715,832	—
Convertible notes	407,319,420	407,319,420	—

Weighted average number of ordinary shares outstanding — diluted	3,131,505,181	3,833,713,796	3,521,182,416

Earnings (loss) per ordinary share from operations — basic	0.04	0.09	(0.01)

Earnings (loss) per ordinary share from operations — diluted	0.03	0.08	(0.01)

For the year ended December 31, 2009, 2010 and 2011, the following securities were excluded from the computation of diluted gain (loss) per share as inclusion would have been anti-dilutive.

	Year ended December 31,
	2009	2010	2011

Non-vested restricted shares	41,139,712	47,581,632	47,183,592
Share options	24,337,277	27,113,457	57,839,459
Convertible senior notes	—	—	377,083,332

Total	65,476,989	74,695,089	482,106,383

The call option on the Loaned Shares (see Note 11) has been excluded in the computation of basic EPS as the Company has concluded that the Loaned Shares are not considered issued for accounting purposes as existing shareholders are not expected to be affected by the issuance due to (a) the existence of the collateral arrangement and (b) the requirement that the holders of the Loaned Shares return any dividends received. The call option on the Loaned Shares has been considered in the computation of diluted EPS using the treasury stock method with the fair value of the collateral representing the assumed proceeds for the issuance of the underlying shares. For the year ended December 31, 2009, 2010 and 2011, there were no incremental shares included in the diluted EPS computation in regard to the Loaned Shares.